UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

               ___________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 6, 2005


                        GLOBAL MATERIALS & SERVICES, INC.
             (Exact name of registrant as specified in its charter)


                                    FLORIDA
         (State or other jurisdiction of incorporation or organization)

          000-26261                                        57-1216206
  (Commission File Number)                     (IRS Employer Identification No.)

9316 WHEATLANDS ROAD, SUITE C, SANTEE, CALIFORNIA            92071
          (principal executive offices)                    (Zip Code)

                                 (619) 258-3640
              (Registrant's telephone number, including area code)

                          AMERICAN FIRE RETARDANT CORP.
                   (Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written  communications  pursuant  to  Rule 425 under the Securities Act
[ ]  Soliciting  material  pursuant  to  Rule  14a-12  under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On January 6, 2005, Global Materials & Services, Inc. (the "Registrant") completed the steps necessary to effect the change in the Registrant's name from "American Fire Retardant Corp." to "Global Materials & Services, Inc." and the change in the Registrant's domicile from the State of Nevada to the State of Florida effective January 6, 2005. The board of directors and the stockholders of the Registrant approved the changes in name and domicile and further details are contained in the Registrant's information statement, as amended, dated December 16, 2004.

     In order to effect a change in the Registrant's domicile and name, the Registrant's predecessor, American Fire Retardant Corp., was merged with and into Global Materials & Services, Inc., a Florida corporation, on January 6, 2005, by filing the Articles of Merger with the Secretaries of State of Florida and Nevada. The merger had previously been approved by the holders of a majority of the shares of American Fire Retardant Corp. and the Registrant. Following the merger the separate corporate existence of American Fire Retardant Corp. ceased and the officers and directors of American Fire Retardant Corp. became the officers and directors of the Registrant. The stockholders of American Fire Retardant Corp. received one share of the common stock of the Registrant for every one share of the common stock of American Fire Retardant Corp. held by the common stockholders of American Fire Retardant Corp. The one share of common stock of Registrant, outstanding immediately prior to the merger, was cancelled.

     As a result, following the merger and the changes in name and domicile, the current common stockholders of American Fire Retardant Corp. will hold all of the issued and outstanding shares of the common stock of the Registrant.

ITEM 1.02    TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

     Effective January 21, 2005, the Registrant canceled its plans to purchase all of the issued and outstanding shares of Mountain Materials, Inc., a California corporation ("Mountain Materials") (the "Acquisition") and rescinded the stock purchase agreement with Daniel Shea, which was previously reported in the Registrant's Press Release, dated January 18, 2005. The Registrant and Mr. Shea were unable to agree on mutually beneficial terms, and the planned Acquisition of Mountain Materials by the Registrant was rescinded by means of an agreement between the parties. The Registrant incurred no penalties in connection with the termination of the Mountain Materials Acquisition.

EXHIBIT NO.     IDENTIFICATION OF EXHIBIT
-----------     -------------------------

        2.1 Articles of Merger filed with the Secretary of State of Nevada effective January 6, 2005.

        2.2 Articles of Merger filed with the Secretary of State of Florida effective January 6, 2005.

        2.3     Plan of Merger.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2005     GLOBAL MATERIALS & SERVICES, INC.


                           By /s/Stephen F. Owens
                           -------------------------------------------
                           Stephen F. Owens, President


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